JANUARY 23, 2023
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD SCHRODERS SECURITIZED INCOME FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2022
HARTFORD SCHRODERS FUNDS PROSPECTUS
DATED MARCH 1, 2022, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Schroders Securitized Income Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
On or about February 28, 2023 (the “Liquidation Date”), Hartford Schroders Securitized Income Fund (the “Fund”), a series of The Hartford Mutual Funds II, Inc. (the “Company”), will be liquidated (the “Liquidation”).
SUSPENSION OF SALES. The Fund is instructing its transfer agent, other service providers, and financial intermediaries to no longer accept any account applications or purchase orders from new investors effective no later than the close of business on January 31, 2023. Accordingly, the Fund will be closed to all new investors on or before that date.
Until the close of business on February 21, 2023, the Fund will remain open to retirement plans and shareholders currently invested in the Fund. After that date, the Fund will no longer accept any purchase orders and will no longer be available for automatic investments (other than dividend reinvestments). Prior to the Liquidation Date, retirement plans and shareholders currently invested in the Fund may continue to reinvest dividends and capital gain distributions in the Fund.
At any time prior to the Liquidation Date, the Fund may, in the Fund’s discretion, reject any purchase orders for any reason, including for operational reasons relating to the Liquidation of the Fund.
LIQUIDATION OF ASSETS. To prepare for the Liquidation, it is anticipated that the Fund will depart from its stated investment objective and policies as it prepares to distribute its assets to investors. It is anticipated that the Fund’s sub-adviser will increase the portion of the Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. As a result, the Fund’s portfolio may consist of all or substantially all cash or cash equivalents prior to the Liquidation Date, which may adversely affect the Fund’s performance. From the date of this Supplement, the Fund may invest all or a substantial portion of its assets in cash or cash equivalents. The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratios, although existing expense limitations are expected to be maintained.
In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will automatically be redeemed by the Fund as of the Liquidation Date (except as noted below for qualified accounts that were opened directly with the Hartford Funds). The proceeds of any such redemption will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for. The distribution to shareholders of the Liquidation proceeds will occur on the Liquidation Date, and will be made to all shareholders of record as of the close of business on the business day preceding the Liquidation Date, other than as disclosed below. The Fund’s investment manager, Hartford Funds Management Company, LLC (“HFMC”), will bear all expenses associated with the Liquidation to the extent such expenses exceed the amount of the Fund’s normal and customary fees and operating expenses. However, the Fund and its shareholders will bear transaction costs associated with the sale of the Fund’s holdings prior to Liquidation.
OTHER ALTERNATIVES. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus. Shareholders may exchange their Fund shares for shares of the same class of another eligible Hartford Fund. Under certain limited circumstances, you may also be able to exchange Class SDR shares of the Fund for Class R6 shares of other Hartford mutual funds. Before exchanging shares, you should carefully read the Prospectus section entitled “How to Buy and Sell Shares - Exchanging Shares.”
U.S. FEDERAL INCOME TAX MATTERS. The Liquidation of the Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that if you receive an amount in liquidation of the Fund in excess of your tax basis, you will realize a capital gain, and if you receive an amount in liquidation of the Fund less than your tax basis, you will realize a capital loss. Prior to the Liquidation Date, the Fund may make distributions of income and capital gains, which may be taxable. If you have questions, you should consult your tax advisor for information regarding all tax consequences applicable to your investment in the Fund.

SUSPENSION OF MONTHLY DISTRIBUTION. In connection with the Liquidation, HFMC anticipates a suspension of the Fund’s monthly income distributions for January. Any earned income will then be distributed to Shareholders as part of the Liquidation proceeds.
IMPORTANT INFORMATION FOR DIRECTLY HELD QUALIFIED ACCOUNTS. If you own Fund shares directly with the Fund in a retirement account, such as an individual retirement account (“IRA”), or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Directly Held Qualified Account”), we encourage you to provide instructions for the exchange or reinvestment of Fund shares prior to the Liquidation Date. If a Directly Held Qualified Account shareholder does not provide instructions prior to the Liquidation Date, the Fund will –   without any further notice –   automatically exchange any Fund shares held in the Directly Held Qualified Account on the Liquidation Date for shares of The Hartford Short Duration Fund (“Short Duration Fund”). This automatic exchange provision is disclosed in the custodial agreement between the shareholder and UMB Bank, n.a. and is applicable to each Directly Held Qualified Account. The Short Duration Fund has a different investment objective and different principal strategies and principal risks than the Fund.
If you do not wish the Fund to automatically invest your Fund shares held in a Directly Held Qualified Account in the Short Duration Fund, you must contact the Fund at 1-888-843-7824 before the Liquidation Date, which currently is scheduled for February 28, 2023, but may occur sooner. If the Fund does not receive any instructions prior to the Liquidation Date, the Fund will automatically exchange all Fund shares held in the Directly Held Qualified Account for shares of the same class of the Short Duration Fund. More information will be provided in a separate letter to Directly Held Qualified Account shareholders.
FINANCIAL INTERMEDIARY. If you are invested in the Fund through a broker dealer or other financial intermediary (such as a bank or financial professional), please contact that financial intermediary if you have any questions. If you are invested through a qualified account (such as an IRA), you should work with the financial intermediary to direct your investment in order to avoid possible tax penalties.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7610
January 2023